Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

BofA Securities, Inc.

Deutsche Bank Securities Inc.

MUFG Securities Americas Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2021-1 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2021-1 UWR01 B293 Dec2020 2-5B Reg ABII Short List 011121.txt,” provided by the Company on January 12, 2021 (the “Data File”), containing certain information related to 140,816 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of December 31, 2020 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2021-1 B293 Honda_ex102_Dec2020_Initial_2-5B.csv,” provided by the Company on January 20, 2021, containing certain information related to 140,816 Receivables as of December 31, 2020 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2021-1 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•                  The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•                  The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•                  The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•                  The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•                  The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•                  The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the Data File, as described in Exhibit B.

•                  The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the XML File, as described in Exhibit C.

•                  The term “Receivable File” means any file containing some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, Lien Holders Release Forms, Notice of Filing, Title and Registration Receipt, “Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.                The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.           The Data File

A.            For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the respective Receivable File (subject to the Data File Instructions). The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing the Data File Instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/ Data File Instructions

First Payment Date	Installment Sale Contract and Data File Instructions

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

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Attribute	Receivable File/ Data File Instructions

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and Data File Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems and Data File Instructions

Legal Owner or Lien Holder Name

Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, Lien Holders Release Forms, Notice of Filing, Title and Registration Receipt, “Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack, and Data File Instructions

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit D. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 140,816 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

B.            In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•                  Credit Application

•                  Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•                  Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

There were no conclusions that resulted from our procedures.

III.      The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the respective Receivable File and/or Data File (subject to the XML File Instructions). The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing the XML File Instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

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Attribute	Receivable File/XML File Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Origination Date	Installment Sale Contract and XML File Instructions

First Payment Date	Installment Sale Contract and XML File Instructions

Maturity Date	Installment Sale Contract and XML File Instructions

Recomputed Original Loan Term	Installment Sale Contract and XML File Instructions

Recomputed Grace Period Number	Installment Sale Contract and XML File Instructions

Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions

Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and XML File Instructions

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 140,816 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File.

Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, Data File Instructions, and XML File Instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of

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the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
February 1, 2021

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20211001	60	20211060	119	20211119	178	20211178	237	20211237
2	20211002	61	20211061	120	20211120	179	20211179	238	20211238
3	20211003	62	20211062	121	20211121	180	20211180	239	20211239
4	20211004	63	20211063	122	20211122	181	20211181	240	20211240
5	20211005	64	20211064	123	20211123	182	20211182	241	20211241
6	20211006	65	20211065	124	20211124	183	20211183	242	20211242
7	20211007	66	20211066	125	20211125	184	20211184	243	20211243
8	20211008	67	20211067	126	20211126	185	20211185	244	20211244
9	20211009	68	20211068	127	20211127	186	20211186	245	20211245
10	20211010	69	20211069	128	20211128	187	20211187	246	20211246
11	20211011	70	20211070	129	20211129	188	20211188	247	20211247
12	20211012	71	20211071	130	20211130	189	20211189	248	20211248
13	20211013	72	20211072	131	20211131	190	20211190	249	20211249
14	20211014	73	20211073	132	20211132	191	20211191	250	20211250
15	20211015	74	20211074	133	20211133	192	20211192	251	20211251
16	20211016	75	20211075	134	20211134	193	20211193	252	20211252
17	20211017	76	20211076	135	20211135	194	20211194	253	20211253
18	20211018	77	20211077	136	20211136	195	20211195	254	20211254
19	20211019	78	20211078	137	20211137	196	20211196	255	20211255
20	20211020	79	20211079	138	20211138	197	20211197	256	20211256
21	20211021	80	20211080	139	20211139	198	20211198	257	20211257
22	20211022	81	20211081	140	20211140	199	20211199	258	20211258
23	20211023	82	20211082	141	20211141	200	20211200	259	20211259
24	20211024	83	20211083	142	20211142	201	20211201	260	20211260
25	20211025	84	20211084	143	20211143	202	20211202	261	20211261
26	20211026	85	20211085	144	20211144	203	20211203	262	20211262
27	20211027	86	20211086	145	20211145	204	20211204	263	20211263
28	20211028	87	20211087	146	20211146	205	20211205	264	20211264
29	20211029	88	20211088	147	20211147	206	20211206	265	20211265
30	20211030	89	20211089	148	20211148	207	20211207	266	20211266
31	20211031	90	20211090	149	20211149	208	20211208	267	20211267
32	20211032	91	20211091	150	20211150	209	20211209	268	20211268
33	20211033	92	20211092	151	20211151	210	20211210	269	20211269
34	20211034	93	20211093	152	20211152	211	20211211	270	20211270
35	20211035	94	20211094	153	20211153	212	20211212	271	20211271
36	20211036	95	20211095	154	20211154	213	20211213	272	20211272
37	20211037	96	20211096	155	20211155	214	20211214	273	20211273
38	20211038	97	20211097	156	20211156	215	20211215	274	20211274
39	20211039	98	20211098	157	20211157	216	20211216	275	20211275
40	20211040	99	20211099	158	20211158	217	20211217	276	20211276
41	20211041	100	20211100	159	20211159	218	20211218	277	20211277
42	20211042	101	20211101	160	20211160	219	20211219	278	20211278
43	20211043	102	20211102	161	20211161	220	20211220	279	20211279
44	20211044	103	20211103	162	20211162	221	20211221	280	20211280
45	20211045	104	20211104	163	20211163	222	20211222	281	20211281
46	20211046	105	20211105	164	20211164	223	20211223	282	20211282
47	20211047	106	20211106	165	20211165	224	20211224	283	20211283
48	20211048	107	20211107	166	20211166	225	20211225	284	20211284
49	20211049	108	20211108	167	20211167	226	20211226	285	20211285
50	20211050	109	20211109	168	20211168	227	20211227	286	20211286
51	20211051	110	20211110	169	20211169	228	20211228	287	20211287
52	20211052	111	20211111	170	20211170	229	20211229
53	20211053	112	20211112	171	20211171	230	20211230
54	20211054	113	20211113	172	20211172	231	20211231
55	20211055	114	20211114	173	20211173	232	20211232
56	20211056	115	20211115	174	20211174	233	20211233
57	20211057	116	20211116	175	20211175	234	20211234
58	20211058	117	20211117	176	20211176	235	20211235
59	20211059	118	20211118	177	20211177	236	20211236

(*)   The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Data File Instructions

Attribute	Data File Instructions
First Payment Date

The Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

Number of Payments

In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, we were instructed by the Company to compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.

Annual Percentage Rate (“APR”)

In the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed APR to the APR in the Data File.

New vs. Used

In the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.
Original Maturity Date

In the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

Current Maturity Date

In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

Legal Owner or Lien Holder Name	The Company instructed us to consider variations due to spelling, abbreviation, truncation, or punctuation of the full legal name to be acceptable.

Exhibit C

XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage

In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

Origination Date	The Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date

The Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

Maturity Date	The Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Recomputed Original Loan Term

The Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

Recomputed Grace Period Number

The Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

Subvented

The Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

Exhibit D

Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
116	20211116	Scheduled Monthly Payment	$295.96	$299.19
152	20211152	Scheduled Monthly Payment	$422.15	$426.18
283	20211283	Legal Owner or Lien Holder Name	American Honda Finance Corporation	Not Available